                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              ECOMETRY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              ECOMETRY CORPORATION
                           1615 SOUTH CONGRESS AVENUE
                        DELRAY BEACH, FLORIDA 33445-6368

                                                                  March 26, 2001

Dear Shareholder:

     You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held on Wednesday, May 2, 2001 at 9:00 a.m., local time, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487.

     The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. Please take the time to read carefully each of the proposals for shareholder action described in the proxy materials.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, it is important that your shares be represented, whether or not you are able to be with us at the meeting. The Board of Directors recommends that shareholders vote FOR each of the matters described in the accompanying Proxy Statement. Accordingly, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY, AT YOUR EARLIEST CONVENIENCE, IN THE ENVELOPE PROVIDED FOR YOUR USE.

     Thank you for your cooperation.
                                           Very truly yours,

                                           /s/ Wilburn W. Smith
                                           --------------------------
                                           Wilburn W. Smith
                                           Chairman of the Board

                              ECOMETRY CORPORATION
                           1615 SOUTH CONGRESS AVENUE
                        DELRAY BEACH, FLORIDA 33445-6368

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 2, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ECOMETRY CORPORATION (the "Company") will be held on Wednesday, May 2, 2001 at 9:00 a.m., local time, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton 33487, Florida for the following purposes:

          (1) To elect one Class II director to a three year term of office expiring at the 2004 Annual Meeting of Shareholders and until a successor has been duly elected and qualified;

          (2) To ratify the reappointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2001; and

          (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 9, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, EACH SHAREHOLDER IS URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. No postage is required if the proxy is mailed in the United States. Shareholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                            By order of the Board of Directors,

                                            /s/ Martin K. Weinbaum
                                            --------------------------------
                                            Martin K. Weinbaum
                                            Secretary

Delray Beach, Florida
March 26, 2001

             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                              ECOMETRY CORPORATION
                           1615 SOUTH CONGRESS AVENUE
                        DELRAY BEACH, FLORIDA 33445-6368

                           -------------------------

                                PROXY STATEMENT
                           -------------------------

GENERAL

     This Proxy Statement is furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of Ecometry Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting"), or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held on Wednesday, May 2, 2001 at 9:00 a.m., local time, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487. This Proxy Statement, the Notice of Annual Meeting, the proxy card and the Company's Annual Report to Shareholders were mailed to shareholders of the Company on or about March 26, 2001.

     It is proposed that at the Annual Meeting: (i) one Class II director will be elected and (ii) the reappointment of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 2001 will be ratified. Management currently is not aware of any other matters which will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

     Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefore, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of the Common Stock.

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Shares of Common Stock represented by properly executed proxies which are received by the Company prior to the Annual Meeting will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the election of the nominee for director as shown on the form of proxy, "for" the other proposal set forth in the Notice of Annual Meeting and in accordance with their best judgment on any other matters which may properly come before the meeting. Shareholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy, by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.

RECORD DATE AND VOTING RIGHTS

     Only shareholders of record at the close of business on March 9, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the Record Date there were 12,381,122 shares of Common Stock outstanding, each of which is entitled to one vote upon each of the matters to be presented at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted with respect to the specific matter being voted upon. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not permitted to be voted on a particular matter in the absence of instructions from the beneficial owners of the shares. Abstentions from voting as to any proposal will be counted for the purpose of determining the presence or absence of a quorum and will be considered present and entitled to vote with respect to the specific matter being voted upon.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the reappointment of KPMG LLP as the Company's independent certified public accountants. An independent inspector shall count the votes and ballots. Broker non-votes will have no effect on any of the proposals brought to a vote at the Annual Meeting. Abstentions from voting will have no effect on the proposal for the election of directors and will have the effect of votes against the proposal for the ratification of the reappointment of KPMG LLP. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 1, 2001 regarding the beneficial ownership of Common Stock by (i) each shareholder known to the Company to beneficially own more than five percent (5%) of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table which appears elsewhere in this Proxy Statement; and (iv) all directors and executive officers as a group. The percentage of beneficial ownership for each person or entity in the table is based on 12,381,122 shares of Common Stock outstanding as of March 1, 2001, including for each person or entity any shares of Common Stock which may be acquired by such person or entity within 60 days upon exercise of outstanding options, warrants or other rights to acquire shares of Common Stock.

                                                              SHARES BENEFICIALLY
                                                                     OWNED
                                                              -------------------
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                        NUMBER     PERCENT
---------------------------------------                       ---------   -------
Allan J. Gardner(2).........................................  2,185,625    17.6%
Wilburn W. Smith(2).........................................  2,160,625    17.4%
John Marrah(3)..............................................     50,500       *
Martin K. Weinbaum(4).......................................     61,297       *
James J. Felcyn, Jr.(5).....................................      8,750       *
Francis H. Zenie(5).........................................      8,750       *
Robert C. Kneip.............................................          0       *
DB Alex. Brown LLC(6).......................................    622,500     5.0%
Taunus Corporation(6).......................................    622,500     5.0%
All directors and executive officers as a group (8
  persons)(7)...............................................  4,480,376    35.7%

---------------

  * Less than 1% of outstanding shares.
(1) Unless otherwise indicated, the address of each of the parties listed is 1615 South Congress Avenue, Delray Beach, Florida 33445-6368.
(2) Includes 10,625 shares of Common Stock subject to options exercisable within 60 days.
(3) Includes 50,000 shares of Common Stock subject to options which are or become exercisable within 60 days.
(4) Includes 61,297 shares of Common Stock subject to options which are or become exercisable within 60 days.
(5) Includes 8,750 shares of Common Stock subject to options which are or become exercisable within 60 days.
(6) According to a Schedule 13G filed by DB Alex. Brown LLC and Taunus Corporation, as the parent holding company of DB Alex. Brown LLC, on February 14, 2001. The Schedule 13G indicates that each reporting entity may be deemed to beneficially own the same 622,500 shares of Common Stock, and that Taunus Corporation disclaims ownership of all such shares of Common Stock. According to the Schedule 13G, the principal place of business of DB Alex. Brown LLC is 130 Liberty Street, New York, New York 10006, and the principal place of business of Taunus Corporation is 31 West 52nd Street, New York, New York 10019.
(7) Includes 154,876 shares of Common Stock subject to options which are or become exercisable within 60 days.

                       BIOGRAPHICAL INFORMATION REGARDING
                   DIRECTORS/NOMINEES AND EXECUTIVE OFFICERS

DIRECTORS

     Set forth below is biographical information for each member of the Company's Board of Directors, and the nominee for election as a director, at the Annual Meeting.

     ALLAN J. GARDNER, age 55, a co-founder of the Company, has served in a variety of capacities during his tenure with the Company. From April 1999 to the present, Mr. Gardner has served as Chief Technology Officer. In addition, from December 1988 until the present, Mr. Gardner has served as a director of the Company, serving as Co-Chairman of the Board from May 1996 to February 2000. From December 1988 to April 1996, Mr. Gardner served as Vice President and Secretary. From January 1997 to April 1999, Mr. Gardner served as Executive Vice President -- Advanced Technologies. During his tenure with the Company, Mr. Gardner has also been the chief architect of the Company's software products. From 1980 to 1988, Mr. Gardner was President of BSA Incorporated ("BSA"), a catalog management software company. BSA was acquired by Acxiom Corp. in 1986. Mr. Gardner served on Acxiom's Board of Directors from 1986 to 1988. Since 1966, Mr. Gardner has worked in the data processing industry, and since 1980 exclusively in the direct marketing segment of the non-store marketing industry.

     WILBURN W. SMITH, age 61, a co-founder of the Company, has served in a variety of capacities during his tenure with the Company. From November 1996 to the present, Mr. Smith has served as Executive Vice President -- Sales. From December 1988 to the present, he has served as a director of the Company, serving as Co-Chairman of the Board from May 1996 to February 2000 and as Chairman of the Board since March 2001. From December 1988 to April 1996, Mr. Smith served as President and Treasurer of the Company. Since his tenure with Bell Labs, now known as Lucent Technologies, in the early 1960s, Mr. Smith has worked exclusively in the direct marketing industry. Prior to his tenure with the Company, Mr. Smith was a founder of Brooks Smith Associates, the predecessor company of BSA, and owned and managed several other direct marketing companies.

     FRANCIS H. ZENIE, age 66, became a director of the Company in December 1998. From 1981 to September 1996, Mr. Zenie served as President, Chief Executive Officer and a director of Zymark Corporation, a provider of laboratory automation solutions. Mr. Zenie presently serves as a director of a number of privately held companies, including CogniToy LLC, Process Packaging & Control, Inc., Sensors for Medicine and Science, Inc., Cohesive Technologies, Inc., VelQuest Corporation and Experion Systems, Inc.

     JAMES J. FELCYN, JR., age 58, became a director of the Company in February 1999. From July 1994 to January 2000, Mr. Felcyn served as the Vice President
-- Finance and Administration, Chief Financial Officer and Treasurer of Citrix Systems, Inc., a publicly traded software company. Mr. Felcyn is a Certified Public Accountant and also serves on the Board of Directors of Optio Software, Inc. which is traded on Nasdaq. Mr. Felcyn also served as a director of a number of privately held companies, including Emergin, Inc., Lifefiles.com, Inc., Silverback Technology, Inc. and DataCore Software Corporation. Mr. Felcyn's term of office as a director of the Company will expire at the Annual Meeting.

     ROBERT C. KNEIP, age 53, became a director of the Company in May 2000. Dr. Kneip has served as President and Chief Executive Officer of Wackenhut Resources, Inc. since October 1996. From April 1988 until January 2000, Dr. Kneip served as the Senior Vice President, Corporate Planning and Development of The Wackenhut Corporation. Since he joined The Wackenhut Corporation in 1982, Dr. Kneip has held various positions in The Wackenhut Corporation, including Director, Power Generating Services; Director, Contracts Management; Vice President, Contracts Management; and Vice President, Planning and Development. Dr. Kneip started flexible staffing services by establishing OASIS Outsourcing, Inc., a majority owned subsidiary of The Wackenhut Corporation in 1996 and continues to be a major force in The Wackenhut Corporation's development of the staffing services business. Prior to joining The Wackenhut Corporation, Dr. Kneip was employed by the Atomic Energy Commission, the Nuclear Regulatory Commission and Dravo

Utility Constructors, Inc. He received a B.A. (Honors) from the University of Iowa, and an M.A. and Ph.D. from Tulane University.

EXECUTIVE OFFICERS

     Set forth below is biographical information for each of the Company's executive officers who is not currently a director or nominee for director.

     JOHN MARRAH, age 39, has served as the President of the Company since July 2000 and as Chief Operating Officer since November 1999. Since September 2000, Mr. Marrah has served as a director of NewHaven Software Corporation, a wholly owned subsidiary of the Company. From November 1997 until November 1999, Mr. Marrah served as the Senior Vice President of World Wide Sales and Services for Workgroup Technology Corporation. From January 1996 until November 1997, Mr. Marrah was Chief Operating Officer of XDB Systems, Inc., and from February 1994 until January 1996, Mr. Marrah served as Vice President of World Wide Sales of that company. Prior to 1995, Mr. Marrah served in various sales-related positions for a number of companies, including Information Dimensions, Inc., Oracle Corporation and Versant Object Technology.

     MARTIN K. WEINBAUM, age 39, has served as the Company's Vice
President -- Finance and Chief Financial Officer since January 1997, and the Company's Secretary and Treasurer since May 1996. Since September 2000, Mr. Weinbaum has served as a director of NewHaven Sofware Corporation, a wholly owned subsidiary of the Company. Since October 1997, Mr. Weinbaum has served as a director of the Company's subsidiaries located in the United Kingdom and Australia. From October 1994 to March 1995, Mr. Weinbaum served as Controller of MediBar Medical Industries, a diagnostic medical services provider located in Boca Raton, Florida. From January 1994 to October 1994, Mr. Weinbaum served as the Chief Financial Officer of Interactive Technologies Company, a pet food wholesale company located in Fort Lauderdale, Florida. From November 1989 to December 1993, Mr. Weinbaum served as the Vice President -- Finance and Chief Financial Officer of Aspen Marine Group/Hawk Marine Power, a high performance engine and boat manufacturer with locations in Greenback, Tennessee and North Miami, Florida. From 1984 to 1988, Mr. Weinbaum, who is a Certified Public Accountant, engaged in public accounting with the firms of Levitsky & Berney, P.C. and Coopers & Lybrand.

     JOY CRENSHAW, age 39, has served as the Company's Vice President of Client Services since May 2000. From August 1997 to May 2000, Ms. Crenshaw served as the Director of Installations. From July 1995 through July 1997, Ms. Crenshaw served as the Manager of Product Control.

                               BOARD OF DIRECTORS

     Meetings of the Board. The Board of Directors of the Company (the "Board") holds meetings when necessary and otherwise acts by unanimous written consent. Before each Board or committee meeting, directors are typically furnished with an agenda and background materials relating to matters to be discussed. During 2000, there were nine (9) Board meetings. In addition, the Board took action by unanimous written consent on one (1) occasion during 2000. During the fiscal year ended December 31, 2000, all incumbent directors were present in person or by proxy at least 75% of the meetings of the Board and at least 75% of the meetings of each of the committees on which they served (during the period that they served as directors).

     The Audit Committee and the Compensation Committee are the standing committees of the Board, and may meet concurrently with the Board's meetings.

     Audit Committee. The Audit Committee is responsible for providing assistance to the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices and maintaining a direct line of communication between the directors and the independent accountants. It reviews the Company's system of internal audits, selects independent auditors, reviews the scope and results of the independent audit process and evaluates the adequacy of the Company's internal accounting procedures. The Audit Committee met on three (3) occasions during 2000. The current members of the Audit Committee are James J. Felcyn, Jr.,

Robert C. Kneip and Francis H. Zenie. During the fiscal year ended December 31, 2000, the Audit Committee adopted a written charter (see Annex A).

     In accordance with Nasdaq rules, James J. Felcyn, Jr., Robert C. Kneip and Francis H. Zenie are independent directors.

REPORT OF THE AUDIT COMMITTEE

     The following statement made by the Audit Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under such acts.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and Ecometry that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors their independence from Ecometry and its management.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee reviewed the audited financial statements of Ecometry for the fiscal year ended December 31, 2000 with management and the independent auditors. Management has the responsibility for the preparation of Ecometry's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that Ecometry's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of KPMG LLP as Ecometry's independent auditors and the Board concurred in such recommendation.

                                          Submitted by the Audit Committee

                                          James J. Felcyn, Jr.
                                          Robert C. Kneip
                                          Francis H. Zenie

     Compensation Committee. The Compensation Committee is responsible for reviewing the Company's compensation philosophy and programs, recommending to the Board the compensation to be paid to executive officers of the Company, and, at the option of the Board, administering the Company's stock option plans. The Compensation Committee met one (1) time during 2000 and took action by Unanimous Written Consent on one (1) occasion during 2000. The current members of the Compensation Committee are Robert C. Kneip and Francis H. Zenie, each of whom is an "outside director" within the meaning of Rule 162(m) ("Rule 162(m)") of the Internal Revenue Code of 1986, as amended.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following statement made by the Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under such acts.

     Philosophy. The Company's executive compensation philosophy is to provide competitive levels of compensation, integrate the compensation of its executive officers with the achievement of the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievement and assist the Company in attracting and retaining qualified management. To meet these objectives, the Compensation Committee attempts to set the compensation of the Company's executive officers at levels that it believes are competitive with other companies of the same size in the Company's industry, in light of the Company's current and anticipated performance. The Compensation Committee endorses the position that equity interest in the Company by management is beneficial in aligning executive officers and shareholders' interests in the enhancement of shareholders value. The Compensation Committee believes that the Company's blend of compensation, performance bonuses and stock option awards is essential to attract and retain its executive management in order to maintain and strengthen its competitive position.

     Components of Executive Compensation. Compensation of the Company's executive officers consists of both cash payments and grants of stock options. The annual cash compensation consists of a base salary and an annual bonus. Long-term incentives are provided through the grant of stock options.

     Base Salaries and Bonuses. The Compensation Committee attempts to set base salaries of its executive officers at levels that it believes are competitive with other companies of the same size in the Company's industry. Information about appropriate salary levels has been determined by reviewing the public disclosure of the Company's competitors and through the Company's recruiting activities. Except as described below, salaries are reviewed annually, and any increases are based on competitive practices as well as the performance of the Company and the executive officer.

     Cash bonuses have been a standard and expected component of compensation at the Company. The Company's bonuses (the "Performance Bonuses") are paid to executives at the discretion of the Compensation Committee, based upon the Company's and the executive's performance. In February 2001, Performance Bonuses in an aggregate of approximately $156,318 were paid to executives of the Company on account of the Company's 2000 fiscal year.

     Stock Options. The Compensation Committee grants stock options to the Company's executive officers pursuant to the Company's stock option plans and individual stock option agreements. The Compensation Committee (or the Board) has the authority to determine the individuals to whom stock options are awarded, the terms at which option grants are made, the duration of the options and the number of shares subject to each option. Through the award of stock options, the objective of aligning executive officers' long range interests with those of the shareholders is met by providing the executive officers with the opportunity to build a meaningful stake in the Company. The Company's 1998 Stock Option Plan prohibits granting any options with exercise prices less than the fair market value of the Common Stock on the date of the grant.

     It is the Compensation Committee's intention that, over time, compensation opportunities from option grants will constitute a significant portion of each executive officer's total compensation. However, there are no automatic annual grants to executive officers. Instead, the Compensation Committee (or the Board) reviews the performance of the Company overall and of each individual executive officer, as well as past option grants to each executive officer, and makes decisions about recipients and grant sizes for the year. The Company's awards of stock options serve as a key mechanism to attract and retain experienced executives in the industry. The Company believes that its option grants to date have enabled the Company to provide executives compensation levels which equal or exceed those offered by its competitors. Therefore, the Company believes that its stock option plans are a substantial and essential component of the Company's ability to maintain its competitive position in its industry.

     Compensation of Chief Executive Officer. The Compensation Committee considered a number of factors in determining the compensation to be paid to the Company's Chief Executive Officer, including levels generally paid to executives in the Company's industry, the capabilities of the Chief Executive Officer and his projected contribution to the Company's performance on a short-and long-term basis.

     Compliance With Rule 162(m). The Company will continue to analyze its executive compensation practices and plans on an ongoing basis with respect to
Section 162(m) of the Internal Revenue Code. Where it deems advisable, the Company will take the appropriate action to maintain the tax deductibility of its executive compensation.

                                          Submitted by the Compensation
                                          Committee

                                          Francis H. Zenie
                                          Robert C. Kneip

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee, which was formed in 1999, currently consists of Robert C. Kneip and Francis H. Zenie. There were no interlocks with other companies within the meaning of the SEC's proxy rules during 2000.

PERFORMANCE GRAPH

     The following graph compares the total return on the Company's Common Stock with the cumulative total return on the Standard & Poor's 500 Index (the "S&P 500 Index") and a peer group index selected by the Company, for the period between the Company's initial public offering on January 29, 1999 and December 31, 2000.

     The peer group selected by the Company is comprised of the following companies:

     Fair Isaac & Co. Inc., Fundtech Ltd., JDA Software Group Inc., HNC Software Inc., Radiant Systems Inc., SS&C Technologies, Inc., Transaction Systems Architects, Inc., Open Market, Inc., PegaSystems, Inc., Travelocity.com, Inc., Blue Martini Software, Inc., Broadvision, Inc. and J.D. Edwards & Co.

     These indices relate only to stock prices and do not purport to afford direct comparison of the business or financial performance of the companies comprising such indices with the Company nor with each other.

                COMPARISON OF TWO-YEAR CUMULATIVE TOTAL RETURN *
PERFORMANCE GRAPH

                                                      ECOMETRY CORP               S&P 500 INDEX                PEER GROUP
                                                      -------------               -------------                ----------
Jan 99                                                   100.00                      100.00                      100.00
Mar 99                                                   117.71                      100.77                       87.19
Jun 99                                                    67.18                      107.87                      102.96
Sep 99                                                    65.10                      101.13                      118.61
Dec 99                                                   142.18                      116.18                      300.78
Mar 00                                                   146.88                      118.85                      252.88
Jun 00                                                    40.10                      115.69                      227.68
Sep 00                                                    24.48                      114.57                      165.87
Dec 00                                                    14.58                      105.60                      117.73

* Assumes $100 invested on January 29, 1999, including reinvestment of dividends, in the Company's Common Stock, the S&P 500 Index and the companies comprising the peer group.

COMPENSATION TABLES

     The following table summarizes the aggregate compensation for each of the years ended December 31, 1998, 1999 and 2000 paid to the Company's Chief Executive Officer (the "CEO") and the Company's four most highly compensated executive officers other than the CEO in 2000. The CEO and such other executive officers are sometimes referred to herein as the "Named Executives."

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                               ANNUAL COMPENSATION(1)     COMPENSATION
                                             --------------------------   ------------
                                                                           SECURITIES
                 NAME AND                                                  UNDERLYING     ALL OTHER
            PRINCIPAL POSITION               YEAR    SALARY     BONUS      OPTIONS(#)    COMPENSATION
            ------------------               ----   --------   --------   ------------   ------------
Gary G. Hegna..............................  2000   $297,916   $ 38,700      150,000             --
Former Chief Executive Officer(2)            1999   $262,500   $147,796           --             --
                                             1998   $225,000   $ 82,000      200,000             --
Allan J. Gardner...........................  2000   $250,000   $ 28,200       42,500             --
Chief Technology Officer                     1999   $250,000   $107,188           --             --
                                             1998   $250,000         --           --             --
Wilburn W. Smith...........................  2000   $250,000   $ 25,800       42,500             --
Executive Vice President -- Sales            1999   $250,000   $108,088           --             --
                                             1998   $250,000         --           --             --
John Marrah(3).............................  2000   $208,333   $ 21,120       50,000      $  51,440(4)
President and Chief Operating Officer        1999   $ 26,515         --      200,000             --
Martin K. Weinbaum.........................  2000   $129,873   $ 18,000      110,000             --
Chief Financial Officer                      1999   $114,604   $ 56,475           --             --
                                             1998   $ 99,201         --       72,543      $   3,142(5)

---------------

(1) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to each Named Executive is less than 10% of the total annual salary and bonus of such officer.
(2) Mr. Hegna resigned from the Company effective March 1, 2001.
(3) Mr. Marrah joined the Company in November 1999.
(4) Represents cash payment for moving expenses incurred by Mr. Marrah.
(5) Represents cash payments under the Company's Profit Sharing Plan.

     The following table sets forth information concerning options granted to the Named Executives in the fiscal year ended December 31, 2000.

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

                                            PERCENT OF
                                              TOTAL                                     POTENTIAL REALIZABLE VALUE AT
                              NUMBER OF      OPTIONS                                    ASSUMED ANNUAL RATES OF STOCK
                             SECURITIES     GRANTED TO    EXERCISE                      PRICE APPRECIATION FOR OPTION
                             UNDERLYING     EMPLOYEES        OR                                      TERM
                               OPTIONS      IN FISCAL    BASE PRICE                     ------------------------------
NAME                         GRANTED(#)        YEAR        ($/SH)     EXPIRATION DATE       5%($)            10%($)
----                         -----------    ----------   ----------   ---------------   -------------      -----------
Gary G. Hegna..............    150,000(2)      16.9%       15.78        01/08/2010         1,488,593        3,772,388
Allan J. Gardner...........     42,500(3)       4.8%       17.35        01/08/2005           118,563          342,713
Wilburn W. Smith...........     42,500(3)       4.8%       17.35        01/08/2005           118,563          342,713
John Marrah................     50,000(4)       5.6%        5.38        07/26/2010           169,172          428,716
Martin K. Weinbaum.........     70,000(5)       7.9%       15.78        01/08/2010           694,677        1,760,447
                                40,000(6)       4.5%       4.375        09/12/2010           110,057          278,905

---------------

(1) No stock appreciation rights were granted to the Named Executives in the fiscal year ended December 31, 2000.
(2) Mr. Hegna served as the Company's Chief Executive Officer through February 2001. In February 2001, pursuant to a severance agreement, all of these options were canceled.
(3) Of such amount 10,625 vested on January 8, 2001 and the remaining options vest in equal parts on each of January 8, 2002, January 8, 2003 and January 8, 2004.
(4) These options vest in four equal installments on July 26, 2001, July 26, 2002, July 26, 2003 and July 26, 2004.
(5) Of such amount 17,500 vested on January 8, 2001 and the remaining options vest in equal installments on each of January 8, 2002, January 8, 2003 and January 8, 2004.
(6) These options vest in four equal installments on September 12, 2001, September 12, 2002, September 12, 2003 and September 12, 2004.

     The following table sets forth information concerning the value realized by the Named Executives upon exercise of stock options during the fiscal year ended December 31, 2000, and the value of unexercised stock options held by the Named Executives at December 31, 2000.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-
                                                             OPTIONS AT FISCAL YEAR-END       THE-MONEY OPTIONS AT
                                                                         (#)                   FISCAL YEAR-END ($)
                       SHARES ACQUIRED                       ---------------------------   ---------------------------
NAME                   ON EXERCISE(#)    VALUE REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------------   -----------------   -----------   -------------   -----------   -------------
Gary G. Hegna........      50,000             731,270          391,173        352,947          --             --
Allan J. Gardner.....          --                  --               --         42,500          --             --
Wilburn W.Smith......          --                  --               --         42,500          --             --
John A. Marrah.......          --                  --           50,000        200,000          --             --
Martin K. Weinbaum...      12,500             215,050           61,297        129,032          --             --

---------------

(1) No stock appreciation rights are held by any of the Named Executives.

COMPENSATION OF DIRECTORS

     As compensation for serving on the Board, directors who are not also employees of the Company receive an annual fee of $20,000. In addition, upon appointment to the Board, each non-employee director receives an initial grant of options to purchase 15,000 shares of Common Stock pursuant to the Company's 1998 Stock Option Plan, and options to purchase an additional 5,000 shares of Common Stock each year thereafter.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Exchange Act requires the Company's executive officers, directors and beneficial owners of more than 10% of a class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during its most recent fiscal year, the Company believes that during the year ended December 31, 2000, all reporting persons timely complied with all filing requirements applicable to them.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board is divided into three classes, each of which serves for a term of three years, with only one class of directors being elected in each year. The term of office of the Class II director, presently consisting of James J. Felcyn, Jr., will expire at the annual meeting. The term of office of the Class I directors, presently consisting of Robert C. Kneip and Francis H. Zenie, will expire at the annual meeting of shareholders to be held in 2003 and the term of office of the Class III directors, presently consisting of Wilburn W. Smith and Allan J. Gardner, will expire at the annual meeting of shareholders to be held in 2002. In each case, a director will hold office until the next annual meeting of shareholders at which his class of directors is to be elected.

     Unless otherwise specified, the enclosed proxy will be voted in favor of Mr. Felcyn to serve until the third succeeding annual meeting of shareholders and until his successor shall have been duly elected and qualified. If this nominee becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. Mr. Felcyn has consented to be named and has indicated his intent to serve if elected. The Board of Directors has no reason to believe that the nominee will be unable to serve or that any vacancy on the Board of Directors will occur.

NOMINEE FOR CLASS II DIRECTOR

     James J. Felcyn, Jr.

     Biographical information relating to the nominee for director appears starting on page 4 of this Proxy Statement under the heading "BIOGRAPHICAL INFORMATION REGARDING DIRECTORS/NOMINEES AND EXECUTIVE OFFICERS."

VOTE REQUIRED AND BOARD RECOMMENDATION

     The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of the directors.

     THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTOR OF THE NOMINEE LISTED ABOVE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATEDTHEREON.

                                 PROPOSAL NO. 2

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The shareholders will be asked to ratify the appointment of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 2001. KPMG LLP audited the financial statements of the Company for the fiscal year ended December 31, 2000. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions from shareholders.

KPMG LLP FEES

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by the Company's independent certified accountants, KPMG LLP:

Audit Fees..................................................  $  140,000(2)
Financial Information Systems Design and Implementation
  Fees(1)...................................................  $       --
All Other Fees(1)...........................................  $  120,730(3)

---------------

(1) The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP's independence.
(2) Includes fees for the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and the reviews of the Company's Forms 10-Q for such year.
(3) Includes fees for tax consulting and other non-audit services.

VOTE REQUIRED AND BOARD RECOMMENDATION

     Ratification of the Board's selection of KPMG LLP will require the affirmative vote of the holders of a majority of the total shares of Common Stock at the Annual Meeting, in person or by proxy, and entitled to vote thereon at the Annual Meeting.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                             SHAREHOLDER PROPOSALS

     All shareholder proposals which are intended to be presented at the Annual Meeting of Shareholders of the Company to be held in 2002 must be received by the Company no later than November 26, 2001 for inclusion in the proxy statement and form of proxy relating to that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No shareholder proposals were received for inclusion in this Proxy Statement.

     If a shareholder does not seek to have a proposal included in the proxy statement, but nevertheless wishes to present a proper proposal at the Annual Meeting and the proposal is received by the Company on or before February 11, 2002, the Company will provide information in the proxy statement relating to that Annual Meeting as to the nature of the proposal and how persons named in the proxy solicited by the Board intend to exercise their discretion to vote on the proposal.

                                 OTHER BUSINESS

     The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment. The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

                                            By order of the Board of Directors,

                                            /s/ Martin K. Weinbaum
                                            -----------------------------------
                                            Martin K. Weinbaum
                                            Secretary

March 26, 2001

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: ECOMETRY CORPORATION
ATTENTION: MARTIN K. WEINBAUM, 1615 SOUTH CONGRESS AVENUE, DELRAY BEACH, FLORIDA 33445-6368.

                              ECOMETRY CORPORATION

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2001.

         Wilburn W. Smith and Martin K. Weinbaum, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Ecometry Corporation (the "Company") held of record by the undersigned on March 9, 2001, at the Annual Meeting of Shareholders to be held at 9:00 a.m. on Wednesday, May 2, 2001, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487 and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AND FOR PROPOSAL NO. 2

 1.      Election of Class II Director -- Nominee:  James J. Felcyn, Jr.

         [ ] FOR listed nominee (except do not vote for the nominee whose name appears below):

         [ ]   WITHHOLD AUTHORITY to vote for the listed nominee.

2. The appointment of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 2001.

         [ ]   FOR

         [ ]   AGAINST

         [ ]   ABSTAIN

3. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

         IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. EACH JOINT OWNER SHALL SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF SIGNOR IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated:                   , 2001
      ------------------                   -------------------------------
                                           Signature

                                           -------------------------------
                                           Signature if held jointly


         THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.